UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 12, 2005

                                Ramp Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


             0-24768                                    84-1123311
    (Commission File Number)                         (I.R.S. Employer
                                                  Identification Number)


                                 (212) 440-1500
              (Registrant's Telephone Number, Including Area Code)


           33 Maiden Lane, New York, NY                       10038
     (Address of Principal Executive Offices)               (Zip Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01    Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02    Unregistered Sales of Equity Securities

         On January 12, 2005, the registrant entered into a securities purchase agreement with DKR Soundshore Oasis Holding Fund Ltd., Harborview Master Fund, L.P. and Platinum Partners Value Arbitrage Fund, L.P., each an institutional investor, pursuant to which the registrant agreed to sell, and the investors agreed to purchase, 8% convertible redeemable debentures in the aggregate amount of up to $4,000,000 and five-year warrants to purchase up to 1,666,667 shares of common stock at an exercise price of $2.40. The debentures are convertible into common stock of the registrant at an initial conversion price of $2.40. A first closing of $2,000,000 occurred on January 13, 2005 and a second closing of $2,000,000 shall occur upon the completion of certain closing conditions set forth in the securities purchase agreement. The registrant is obligated to redeem one-fifth of the principal and interest amount on the debentures in cash or, at the option of the registrant, shares of common stock, on the first day of each month, commencing on the earlier of (a) May 12, 2005, and (b) the first date following the 20th day after the effective date of the registration statement registering for resale the securities issuable upon conversion of the debentures, and ending upon the full redemption of the debentures. If the registrant elects to make redemption payments in shares of common stock, the principal amount is convertible based upon a conversion price equal to the lesser of the initial conversion price or 85% of the average of the three lowest closing bid prices for the registrant's common stock during the 20 trading days immediately prior to the monthly redemption date. The registrant is also obligated to pay 8% in interest on the outstanding principal on the debentures
(i) on the effective date on which the debentures are converted into shares of common stock of the registrant, (ii) on each monthly redemption date or (iii) on the maturity date, at the interest conversion rate.

         Assuming the maximum amount of $4,000,000 is purchased, the registrant has agreed to issue to the investors additional investment rights to purchase additional debentures in the aggregate principal amount of up to $1,320,000 along with five year warrants to purchase an aggregate of 550,000 shares of the registrant's common stock, on the same terms and conditions as the original debentures and warrants. The debentures and warrants are subject to customary protection against dilution.

         As a result of the first closing, previously issued and outstanding notes of the registrant in the aggregate principal amount of $452,000, plus interest, are automatically convertible into one hundred and twenty percent of principal amount of debentures, together with warrants, of the registrant having the same terms and conditions as set forth above. In addition, upon each closing, the registrant's financial advisor is entitled to receive a warrant to purchase seven percent of the shares of common stock issued or issuable upon conversion or exercise of the debentures and warrants at an exercise price of $2.40.

         The sale of the debentures and warrants, the issuance of debentures and warrants to the outstanding noteholders, and the issuance of warrants to the financial advisor, was made in accordance with the exemptions from registration provided for under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The registrant has agreed to register with the SEC 125% of the shares of common stock issuable upon conversion of principal and interest under the debentures and upon exercise of the warrants. In the event that the registrant fails to file a registration statement with the SEC by February 3, 2005, or in the event such registration statement is filed but is not declared effective by the SEC by April 30, 2005, then the registrant will be obligated to pay the holders of the registrable securities liquidated damages equal to 1.5% of their total investment for each 30 day period until the registration statement is filed or declared effective. The registrant has agreed to keep the registration statement effective until the earlier of (i) the date upon which all shares covered by the registration statement have been sold, or (ii) the date when all such shares are eligible to be sold without volume restrictions under Rule 144(k) of the Securities Act of 1933.

         Each of the Securities Purchase Agreement, the 8% Convertible Debenture, the Common Stock Purchase Warrant, the Additional Investment Right, and the Registration Rights Agreement filed as exhibits to this Form 8-K are incorporated herein by reference. The respective descriptions of each document contained herein are qualified in their entirety by the respective terms of each document incorporated herein by reference. A copy of the press


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release announcing the financing is furnished as Exhibit 99.1 and is incorporated herein by reference. The information contained in Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 1.01    Entry into a Material Definitive Agreement
Item 3.02    Unregistered Sales of Equity Securities

         On January 12, 2005, the registrant entered into a securities purchase agreement with two institutional investors providing an equity line of credit to the registrant. Pursuant to the agreement and subject to closing conditions, the investors have agreed to provide the registrant with up to $25,000,000 of funding during the twenty-four month period beginning on the date that the registration statement the registrant has agreed to file providing for the resale of the shares of common stock issuable under the agreement is declared effective by the SEC. During this twenty-four month period, the registrant may request a drawdown under the agreement by selling shares of its common stock to the investors, and the investors will be obligated to purchase the shares. The registrant is under no obligation to request any drawdowns under the agreement. On the day of the drawdown notice, a pricing period of ten trading days will begin. Pricing will be based upon an 8% discount to the average three lowest market prices during such ten trading day pricing period.

         The offering was made in accordance with the exemptions from registration provided for under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The registrant is obligated to register with the SEC for resale 125% of the shares of common stock issuable pursuant to the agreement pursuant to a registration rights agreement dated as of January 12, 2005 between the registrant and the investors.

Item 9.01    Financial Statements and Exhibits

10.1 Securities Purchase Agreement, dated as of January 12, 2005, among Ramp Corporation and each of DKR Soundshore Oasis Holding Fund Ltd., Harborview Master Fund, L.P. and Platinum Partners Value Arbitrage Fund, L.P., together with schedules attached thereto.

10.2 8% Convertible Debenture, dated January 12, 2005, issued to each of DKR Soundshore Oasis Holding Fund Ltd., Harborview Master Fund, L.P. and Platinum Partners Value Arbitrage Fund, L.P.

10.3 Common Stock Purchase Warrant, dated January 12, 2005, issued to each of DKR Soundshore Oasis Holding Fund Ltd., Harborview Master Fund, L.P. and Platinum Partners Value Arbitrage Fund, L.P.

10.4 Additional Investment Right, dated January 12, 2005, issued to each of DKR Soundshore Oasis Holding Fund Ltd., Harborview Master Fund, L.P. and Platinum Partners Value Arbitrage Fund, L.P.

10.5 Registration Rights Agreement, dated as of January 12, 2005, among Ramp Corporation and each of DKR Soundshore Oasis Holding Fund Ltd., Harborview Master Fund, L.P. and Platinum Partners Value Arbitrage Fund, L.P.

99.1    Press Release of the Registrant dated January 13, 2005.



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                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on January 14, 2005.


                                               RAMP CORPORATION

                                               /s/ Ron Munkittrick

                                               By:   Ron Munkittrick
                                               Its:  Chief Financial Officer

Date: January 14, 2005